UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2002

AGL RESOURCES INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	1-14174	58-2210952
(State or Other Jurisdiction Of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

817 West Peachtree Street, NW, Suite 1000, Atlanta, Georgia 30308

(Address of Principal Executive Offices)	(Zip Code)

(404) 584-9470

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

AGL Resources Inc.'s selected unaudited financial information for the twelve months ended December 31, 2001 and 2000 and for the six months ended June 30, 2002 presented to reflect the change in the Company's fiscal year end from September 30 to December 31and the adoption of EITF Issue No. 02-03 "Accounting for Contracts Involved in Energy Trading and Risk Management Activities."
AGL Resources Inc.
Selected Financial Information
For the Twelve Months Ended December 31, 2001 and 2000
and For the Six Months Ended June 30, 2002
(in millions of dollars)
(unaudited)

	Distribution	Wholesale	Energy		Consolidated
	Operations	Services (2)	Investments	Corporate	AGL Resources

For the Three Months Ended March 31,

Revenues
2001	307.9	12.6	3.8	0.3	324.6
2000	140.3	-	14.3	5.5	160.1

Operating Margin
2001	164.6	12.4	3.8	0.3	181.1
2000	120.6	-	8.7	0.1	129.4

Operating Expenses
2001	98.3	1.7	6.1	0.7	106.8
2000	85.1	-	9.8	(3.0)	91.9

Earnings Before Interest and Taxes
2001	67.2	10.0	30.3	(0.7)	106.8
2000	36.5	-	10.3	3.1	49.9

	Distribution	Wholesale	Energy		Consolidated
	Operations	Services (2)	Investments	Corporate	AGL Resources
For the Three Months Ended June 30,

Revenues
2001	168.3	(0.8)	-	(0.1)	167.4
2000	125.9	-	6.2	(0.3)	131.8

Operating Margin
2001	139.6	(0.8)	-	(0.1)	138.7
2000	114.6	-	5.8	(0.2)	120.2

Operating Expenses
2001	97.5	1.7	1.2	(2.8)	97.6
2000	75.4	-	7.9	(1.5)	81.8

Earnings Before Interest and Taxes
2001	44.5	(1.4)	(5.5)	0.4	38.0
2000	39.5	-	(3.7)	0.8	36.6

For the Three Months Ended September 30,

Revenues
2001	152.5	(0.2)	1.2	0.6	154.1
2000	125.3	-	3.9	4.0	133.2

Operating Margin
2001	129.4	(0.2)	-	0.6	129.8
2000	113.7	-	3.4	1.1	118.2

Operating Expenses
2001	91.2	2.7	0.2	(7.2)	86.9
2000	81.5	-	6.8	1.5	89.8

Earnings Before Interest and Taxes
2001	41.6	(5.5)	(10.1)	4.9	30.9
2000	36.4	-	6.1	(3.4)	39.1
	Distribution	Wholesale	Energy		Consolidated
	Operations	Services (2)	Investments	Corporate	AGL Resources
For the Three Months Ended December 31,

Revenues
2001	194.4	6.5	0.4	(0.3)	201.0
2000	285.6	-	4.2	5.0	294.8

Operating Margin
2001	146.0	6.1	0.1	(0.3)	151.9
2000	158.8	-	4.2	1.0	164.0

Operating Expenses
2001	89.1	2.7	1.8	3.7	97.3
2000	99.9	-	5.4	3.4	108.7

Earnings Before Interest and Taxes
2001	59.8	3.4	3.6	(4.5)	62.3
2000	59.9	-	6.6	(6.0)	60.5

For the Twelve Months Ended December 31, (1)

Revenues
2001	823.1	18.1	5.4	0.5	847.1
2000	677.1	-	28.6	14.2	719.9

Operating Margin
2001	579.6	17.5	3.9	0.5	601.5
2000	507.7	-	22.1	2.0	531.8

Operating Expenses
2001	376.1	8.8	9.3	(5.6)	388.6
2000	341.9	-	29.9	0.4	372.2

Earnings Before Interest and Taxes
2001	213.1	6.5	18.3	0.1	238.0
2000	172.3	-	19.3	(5.5)	186.1

	Distribution	Wholesale	Energy		Consolidated
	Operations	Services (2)	Investments	Corporate	AGL Resources
For the Three Months Ended March 31, 2002

Revenues	260.6	8.6	0.1	-	269.3

Operating Margin	163.6	8.6	-	-	172.2

Operating Expenses	94.9	2.8	1.7	1.4	100.8

Earnings Before Interest and Taxes	71.4	5.8	24.7	(1.6)	100.3

For the Three Months Ended June 30, 2002

Revenues	157.9	0.9	0.4	-	159.2

Operating Margin	133.7	0.9	0.2	-	134.8

Operating Expenses	88.4	3.2	1.9	1.4	94.9

Earnings Before Interest and Taxes	47.6	(2.3)	(3.4)	(1.7)	40.2

For the Six Months Ended June 30, 2002

Revenues	418.5	9.5	0.5	-	428.5

Operating Margin	297.3	9.5	0.2	-	307.0

Operating Expenses	183.3	6.0	3.6	2.8	195.7

Earnings Before Interest and Taxes	119.0	3.5	21.3	(3.3)	140.5

Notes to selected financial information.

1. Selected financial information presented to reflect AGL Resources Inc.'s change in the Company's fiscal year end from September 30 to December 31.

2. Wholesale Services' revenues for 2002 and 2001 were restated to reflect the adoption of EITF Issue No. 02-03 "Accounting for Contracts Involved in Energy Trading and Risk Management Activities." EITF 02-03 requires all energy-trading entities within the scope of EITF 98-10 "Accounting for Contracts Involved in Energy Trading and Risk Management Activities" to present gains and losses from energy-trading activities on a net basis. Wholesale Services was established during 2001and had no results in 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: October 18, 2002	/s/ Richard T. O'Brien
Executive Vice President and Chief Financial Officer